FORM 8-K


                           SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C. 20549


                                     CURRENT REPORT

                         Pursuant to Section 13 of 15(d) of the
                            Securities Exchange Act of 1934


                             Date of Report: June 30, 1995


                             THE CHARLES SCHWAB CORPORATION
                 (Exact name of registrant as specified in its Charter)


                Delaware                1-9700             94-3025021
             (State or other          (Commission        (IRS Employer
             jurisdiction of          File Number)     Identification No.)
             incorporation)

                                 101 Montgomery Street
                                San Francisco, Ca 94104
                             (Address of principal offices)

                                     (415) 627-7000
                            (Registrant's telephone number,
                                  including area code)






             Item 5.  Other Events.  Charles Schwab & Co., Inc.,

             ("Schwab"), a subsidiary of the Registrant has been named as a defendant, and in one of the cases as a representative of an alleged defendant class, in seven order flow class action lawsuits filed in state courts in Minnesota, Illinois, New

             York and Louisiana between August 12, 1993 and February 9,

             1995.  Each class action purports to be brought on behalf of customers of Schwab who purchased or sold securities in the over-the-counter market for which Schwab received monetary payments from the market maker who executed the transaction.

             The complaints allege that Schwab failed to disclose such

             payments and wrongfully failed to remit such payments to

             members of the class.  The complaints seek remedies including disgorgement by Schwab to its customers of all such payments.



                  Gordon Dumont v. Charles Schwab & Co., Inc. was brought

             in Civil District Court for the Parish of Orleans in

             Louisiana on behalf of a purported class of Louisiana

             residents alleging violation of fiduciary and mandatory

             duties under provisions of Louisiana civil law.  On June 30,

             1995, the court entered an order certifying the class with respect to Louisiana residents who purchased or sold through

             Schwab between February 1, 1985 and February 1, 1995, and

             denying Schwab's motions to dismiss.  Schwab is appealing

             this order.  Robert Thomas and Robert Kahn v. Charles Schwab

             & Co., Inc. was brought in the 10th Judicial District Court for the Parish of Nathitoches in Louisiana on behalf of a


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             purported nationwide class alleging violation of California common law.  Schwab has not yet been required to respond to this complaint.



                  Charles Dahl v. Charles Schwab & Co., Inc., Kirk Dahl v.

             Charles Schwab & Co., Inc. and Robert Olsen v. Charles Schwab

             & Co., Inc., three separate but consolidated actions, were brought in Hennepin County District Court in Minnesota on

             behalf of a purported class of Minnesota residents alleging violations of Minnesota common law and consumer protection statutes.  In April, 1994, the complaints were dismissed on grounds of federal preemption.  The dismissal is currently on appeal before the Minnesota Supreme Court.  Orman v. Charles

             Schwab & Co., Inc. was brought in Cook County Circuit Court in Illinois on behalf of a purported nationwide class

             alleging violations of Illinois common law and consumer

             protection law.  The complaint was dismissed on grounds of federal preemption in June, 1994.  The dismissal is currently on appeal before the Illinois court of appeal.  Kenneth Guice

             v. Charles Schwab & Co., Inc. was brought in New York Supreme

             Court on behalf of a  purported nationwide class alleging

             violations of New York common law and commercial bribery

             statute.  The complaint was dismissed on grounds of federal preemption in October, 1994.  The dismissal is currently on appeal before the Appellate Division of the New York Supreme

             Court.




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                  Although the ultimate outcome of these actions cannot

             currently be determined, Schwab intends to vigorously dispute the class certification as well as the merits of these

             actions.
















































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                                       SIGNATURE



                  Pursuant to the requirements of the Securities Exchange
             Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      THE CHARLES SCHWAB CORPORATION
                                                (Registrant)


                                      By:  /s/ A. John Gambs, III
                                           _________________________
                                      Name:  A. John Gambs, III
                                      Title: Executive Vice President &
                                             Chief Financial Officer


             Dated: July 21, 1995


































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